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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 15, 1998

                   ContiMortgage Home Equity Loan Trust 1998-1
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                                           16-1547407
                                                           16-1547408
            New York                  33-339505            16-1547409
     ----------------------------    ------------       -------------------
     (State or Other Jurisdiction    (Commission)       (I.R.S. Employer
      of Incorporation)              File Number)       Identification No.)

      c/o Manufacturers & Traders Trust
      One M&T Plaza
      Buffalo, New York
      Attn: Corporate Trust Department                       14203-2599
      --------------------------------                       ----------
      (Address of Principal)                                 (Zip Code)

        Registrant's telephone number, including area code (716) 842-5589

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Note: Please see page 5 for Exhibit Index                    Page 1
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Item 5. Other Events.

      On April 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B, C and R Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of March, 1998 dated April 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

      In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of March, 1998 was $203,283.92.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

19. Trustee's Monthly Servicing Report for the month of March, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        By:   CONTISECURITIES ASSET FUNDING CORP.,
                              As Depositor



                                  By:  /s/ Robert Riedl
                                       --------------------
                                  Name:  Robert Riedl
                                  Title: Vice President, Secretary and Treasurer

Dated: April 30, 1998

                                  EXHIBIT INDEX

Exhibit No.  Description

19.          Trustee's Monthly Servicing Report for the Month of March, 1998.